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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 16, 2003

                         Commission File Number 0-23252

                            IGEN INTERNATIONAL, INC.

                           (Exact name of registrant)



                  Delaware                        94-2852543

           (State of organization)     (I.R.S. Employer Identification No)



               16020 Industrial Drive, Gaithersburg Maryland 20877

              (Address of principal executive offices and zip code)



                                 (301) 869-9800

                         (Registrant's telephone Number)



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Item 9.           REGULATION FD DISCLOSURE

         The following information, which is intended to be furnished under Item 12 "Results of Operations and Financial Condition," is being furnished under this Item 9 in accordance with SEC Release No. 33-8216. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to liability under that section.

         On May 14, 2003, IGEN International, Inc. ("the Company") reported its financial results for the fiscal year ended March 31, 2003. The Company's press release, dated May 14, 2003, is attached as Exhibit 99.1.



Item 7.        FINANCIAL STATEMENTS AND EXHIBITS

        (C)     Exhibits

        The following Exhibits are included with this Report:

        Exhibit 99.1 Press Release dated May 14, 2003 regarding fiscal year financial results.









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                                   Signatures

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    IGEN International, Inc.

                                    By: /s/ George V. Migausky
                                    --------------------------
                                    George V. Migausky
                                    Vice President Chief Financial Officer


Dated:   May 16, 2003